EXHIBIT 2.1

                          AGREEMENT AND PLAN OF MERGER

                THIS AGREEMENT AND PLAN OF MERGER, dated as of March 19, 2004 (this "Merger Agreement"), is between JAC Acquisition Company, Inc., a Delaware corporation ("JAC" or the "Disappearing Corporation"), and Joule Inc., a Delaware corporation ("Joule" or the "Surviving Corporation" and, collectively with JAC, the "Constituent Corporations").

                WITNESSETH:

                WHEREAS, the Boards of Directors of each of the Constituent Corporations has approved and deems it advisable and in the best interests of each of the Constituent Corporations and its stockholders that Joule and JAC consummate the Merger (as defined below);

                WHEREAS, the stockholders of Joule named on Exhibit A have agreed to contribute their shares of common stock, par value $.01 per share, of Joule (the "Joule Common Stock") to JAC in exchange for shares of common stock of JAC, such contribution to take effect immediately prior to the Effective Time, (as defined in Section 1) (the stockholders of Joule named on Exhibit A being referred to herein collectively as the "JAC Group"); and

                WHEREAS, pursuant to the Merger, each share of Joule Common Stock, other than the shares owned by JAC, will be converted into the right to receive $1.70 in cash per share and the shares of JAC will be converted into 368 shares of Joule Common Stock;

                NOW, THEREFORE, in consideration of the mutual agreements contained in this Merger Agreement, the parties to this Merger Agreement hereby agree that JAC shall be merged with and into Joule (the "Merger") in accordance with the General Corporation Law of the State of Delaware (the "Delaware GCL") and upon the terms and subject to the conditions set forth as follows:

                1. The Merger. At such time agreed between Joule and JAC, a certificate of merger evidencing the Merger (the "Certificate of Merger") shall be filed with the Office of the Secretary of State of the State of Delaware pursuant to the Delaware GCL. The Certificate of Merger shall specify that the Merger shall become effective on the date and at the time of filing of the Certificate of Merger or at such later date and time as specified therein (the "Effective Time"). At the Effective Time, the Disappearing Corporation shall be merged with and into the Surviving Corporation.

                2. Certificate of Incorporation and Bylaws. The Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time shall be and remain the Bylaws of the Surviving Corporation immediately following the Effective Time. The Amended and Restated Certificate of Incorporation of the Surviving Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation immediately following the Effective Time.

                3. Officers and Directors. From and after the Effective Time and until they shall have resigned or shall have been legally removed or until their respective successors shall have been elected or appointed and qualified, (a) the officers of the Surviving Corporation shall be those persons who are the officers of the Surviving Corporation immediately prior to the Effective Time and (b) the directors of the Surviving Corporation shall be those persons who are the directors of the Disappearing Corporation immediately prior to the Effective Time.

                4. Effect of the Merger on the Assets and Liabilities of the Constituent Corporations.

                (a) All assets, rights, privileges, immunities, powers, franchises and interests of the Disappearing Corporation and the Surviving Corporation in and to every type of property (real, personal and mixed) and chooses in action, as they exist as of the Effective Time, shall pass and be transferred to and vest in the Surviving Corporation by virtue of the Merger at the Effective Time without any deed, conveyance or other transfer. The corporate existence of the Surviving Corporation shall continue unaffected and unimpaired upon consummation of the Merger and the separate corporate existence of the Disappearing Corporation shall cease at and as of the Effective Time.

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                (b)     From and after the Effective Time, the Surviving
Corporation shall be responsible and liable for all the liabilities and obligations of each of the Surviving Corporation and the Disappearing Corporation. Neither the rights of creditors nor any liens upon the property of either the Surviving Corporation or the Disappearing Corporation shall be impaired by reason of the Merger.

                5. Conversion of Common Stock of JAC and Joule Common Stock. (a) At the Effective Time of the Merger, each issued and outstanding share of JAC common stock shall, by virtue of the Merger and upon surrender of the certificates therefor to the Surviving Corporation, be converted into 368 shares of Joule.

                (b) At the Effective Time of the Merger, each issued and outstanding share of Joule Common Stock, other than shares of the Joule Common Stock issued and held in the treasury of Joule and shares of Joule Common Stock held by the Disappearing Corporation and except for Dissenting Shares (as defined below) in respect of which appraisal rights are properly exercised and perfected, shall be converted into and shall become, by virtue of the Merger and without any further action by the holder thereof, the right to receive one dollar and seventy cents ($1.70) in cash (the "Merger Consideration").

                (c) Each share of Joule Common Stock issued and held in the treasury of Joule immediately prior to the Effective Time of the Merger shall automatically be canceled and retired without any conversion thereof, and no cash shall be exchangeable therefor.

                6. Exchange of Certificates; Receipt of Cash. (a) After the Effective Time of the Merger, each holder of a certificate formerly evidencing shares of Joule Common Stock which have been converted pursuant to Section 5(b), upon surrender of the same to an exchange agent reasonably satisfactory to JAC and Joule (the "Exchange Agent") as provided in Section 6 hereof, shall be entitled to receive in exchange therefor the Merger Consideration, without any interest thereon. Until so surrendered, each certificate formerly evidencing shares of Joule Common Stock will be deemed for all corporate purposes of Joule to evidence the right to receive the Merger Consideration as herein provided, without any interest thereon; provided, however, that until such certificate is so surrendered, no dividend payable to holders of record of Joule Common Stock as of any date subsequent to the Effective Time of the Merger shall be paid to the holder of such certificate in respect of the shares of Joule Common Stock evidenced thereby and such holder shall not be entitled to vote such shares of Joule Common Stock.

                (b) Joule shall deposit with the Exchange Agent, in trust for the benefit of the former stockholders of Joule, as promptly as practicable and in no event later than immediately prior to the Effective Time of the Merger, the aggregate amount of the Merger Consideration in cash (in immediately available funds) to which former holders of shares of Joule Common Stock shall be entitled pursuant to Section 5(b). The Exchange Agent may invest portions of the cash deposited with it only in (i) direct obligations of the United States of America or agencies thereof, including mortgage-backed securities issued by such agencies, or (ii) commercial paper rated A-1 or better by Standard & Poor's Corporation and P-1 or better by Moody's Investors Service, Inc. and only as directed by Joule. Any net profit resulting from, or interest or income produced by, investments of cash deposited with the Exchange Agent shall be payable to the Surviving Corporation, but subject to the terms of the next succeeding sentence. Should the funds, including investment income or proceeds, remaining with the Exchange Agent at any time within one year after the Effective Time of the Merger be less than the aggregate amount of cash to which former holders of the shares of Joule Common Stock shall then be entitled pursuant to this Section 6(b), Joule shall promptly deposit with the Exchange Agent the amount of such difference. Any funds remaining with the Exchange Agent one year after the Effective Time of the Merger shall be released and repaid by the Exchange Agent to Joule, after which time persons entitled thereto (including, without limitation, any stockholder of Joule who has not yet surrendered certificates for shares of Joule Common Stock) may and shall look, subject to applicable abandoned property, escheat and other similar laws, only to the Surviving Corporation for payment and shall have no greater rights against Joule (or any of the parties hereto) than may be accorded to general creditors thereof under applicable law.

                (c) As soon as practicable after the Effective Time of the Merger, the Exchange Agent shall send a notice and a transmittal form to each holder of certificates formerly evidencing shares of Joule Common Stock (other than certificates formerly representing shares of Joule Common Stock to be canceled pursuant to Section 5(c)) advising such holder of the effectiveness of the Merger, its right to seek appraisal of the fair value of its shares and the procedure for surrendering to the Exchange Agent (who may appoint forwarding agents with the approval of Joule) such certificates for exchange into the Merger Consideration, without any interest thereon. Each holder of certificates theretofore evidencing shares of Joule Common Stock, upon proper surrender thereof to the Exchange Agent together and in accordance with such transmittal form, shall be entitled to receive in exchange therefor the Merger Consideration, without interest thereon, deliverable in respect of the shares of Joule Common Stock theretofore evidenced by the certificates so surrendered. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a

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holder of certificates theretofore representing shares of Joule Common stock for any amount which may be required to be paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

                (d) If the Merger Consideration is to be delivered to a person other than the person in whose name the certificates surrendered in exchange therefor are registered, it shall be a condition to such payment that the certificates so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of the Exchange Agent that such taxes have been paid or are not required to be paid.

                (e) In the event any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Surviving Corporation will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration, without interest thereon, deliverable in respect thereof, as determined in accordance with this Section 6. When authorizing such payment of the Merger Consideration, without any interest thereon, in exchange therefor, the Board of Directors of the Surviving Corporation may, in its discretion and as a condition precedent to the issuance thereof, require that the owner of such lost, stolen or destroyed certificate give the Surviving Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Surviving Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                7. No Further Transfers. After the Effective Time of the Merger, there shall be no registration of transfers of shares on the stock transfer books of Joule of the shares of Joule Common Stock that were outstanding immediately prior to the Effective Time of the Merger.

                8. Stock Options. (a) As of the Effective Time of the Merger, each employee stock option to purchase shares of Joule Common Stock, issued by Joule and outstanding and unexercised as of 11:59 P.M. of the day preceding the Effective Time of the Merger that has an exercise price per share less than the Merger Consideration (an "In-the-Money Option") whether or not then exercisable in accordance with its terms, shall be converted into the right to receive the difference, per share, between the Merger Consideration and the exercise price of such In-the-Money Option (the "Difference").

                (b) At the Effective Time of the Merger, upon receipt from the holder of each In-the-Money Option of an acknowledgement, in writing, to the Surviving Corporation that such holder's receipt of the Difference shall be in full settlement of such In-the-Money Option and that such holder understands that each such In-the-Money Option shall, as of the Effective Time of the Merger, represent only the right to receive cash in accordance with this Section 8 and shall otherwise be canceled. Joule shall promptly deliver by check payable to such holder that amount of the Difference, without any interest thereon, deliverable in respect of such Option to be canceled pursuant to this Section 8 hereof, less any transfer or employee withholding taxes payable by reason of the foregoing.

                (c) All other employee stock options to purchase Joule Common Stock outstanding at the Effective Time of the Merger shall be canceled.

                9. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, no share of Joule Common Stock which is issued and outstanding immediately prior to the Effective Time of the Merger and which is held by a stockholder who properly exercises and perfects appraisal rights under
Section 262 of the Delaware GCL (the "Dissenting Shares") shall be converted into or be exchangeable for the right to receive the Merger Consideration, but the holder thereof shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the Delaware GCL with respect to such share; provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost his or her rights to appraisal under the Delaware GCL, such holder's Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time of the Merger, the right to receive the Merger Consideration, without any interest thereon, and such shares shall no longer be Dissenting Shares.

                10. Information Statement and Schedule 13E-3. (a) Each of Joule and JAC shall cooperate and promptly prepare an Information Statement with respect to the Merger and the transactions contemplated hereby (the "Information Statement") and a joint Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") with respect to the Merger. Joule shall file as soon as practicable with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") the Information Statement and, concurrently with the filing of the Information Statement, Joule and JAC shall file with the SEC the Schedule 13E-3. The respective parties will cause the Information Statement and the Schedule 13E-3

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to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder, including Regulation 14C and Rule 13e-3. Each party will advise the other, promptly after it receives notice thereof, of any request by the SEC for amendment of the Information Statement or the Schedule 13E-3 or comments thereon and responses thereto or requests by the SEC for additional information.

                (b) Each of the parties agrees to use its commercially reasonable efforts to cooperate and to provide each other with such information as any of such parties may reasonably request in connection with the preparation of the Information Statement and the Schedule 13E-3. Each party agrees promptly to supplement, update and correct any information provided by it for use in the Information Statement and the Schedule 13E-3 if and to the extent that it is or shall have become incomplete, false or misleading.

                (c) Each of Joule and JAC agrees that the information provided by it for inclusion in the Information Statement and the Schedule 13E-3 and each amendment or supplement thereto, at the time of filing thereof with the SEC (and, with respect to the Information Statement, at the time of its dissemination to Joule's stockholders), (i) will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) will comply as to form in all material respects with the provisions of the Exchange Act.

                (d) Joule will use commercially reasonable efforts to cause the Information Statement to be mailed to its stockholders as promptly as practicable after the date that the SEC completes its review of the Information Statement and the Schedule 13E-3 or, if the SEC chooses not to review the Information Statement and the Schedule 13E-3, within 10 days after the date that the SEC notifies Joule that it will not review the Information Statement.

                11. No Solicitation of Competing Transactions. (a) Joule (acting through the Board of Directors, the special committee of the Board of Directors formed to review and consider the Merger proposal (the "Special Committee") or otherwise) shall not, directly or indirectly, through any representative or otherwise, initiate, solicit or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of its representatives to take any such action; provided, however, that the foregoing shall not prohibit the Special Committee or the Board of Directors (acting through the Special Committee) (either directly or indirectly through advisors, agents or other intermediaries) from (i) furnishing information in writing or orally (through Joule's employees and advisors) pursuant to a customary confidentiality letter (a copy of which shall be provided for informational purposes only to JAC) concerning Joule and its businesses, properties or assets to any person, corporation, entity or "group," as defined in Section 13(d) of the Exchange Act, other than JAC (a "Third Party"), in response to any unsolicited inquiry, proposal or offer, (ii) engaging in discussions or negotiations with such a Third Party that has made such inquiry, proposal or offer, (iii) following receipt of a bona fide proposal relating to a Competing Transaction, taking and disclosing to Joule's stockholders a position contemplated by Rules 14d-9 and 14e-2(a) under the Exchange Act or otherwise making disclosure to its stockholders with respect to such proposal, (iv) following receipt of a bona fide proposal relating to a Competing Transaction, withdrawing or modifying its recommendation of this Merger Agreement, and/or (v) terminating this Merger Agreement, but in each case referred to in the foregoing clauses (iii) through
(v) only to the extent that the Special Committee shall have concluded in good faith after consultation with counsel that such action is consistent with the Board of Directors' fiduciary duties to the stockholders of Joule under applicable law.

                (b) At all times prior to the Effective Time, the parties shall immediately notify one another upon receipt of a proposal for a Competing Transaction.

                (c) For purposes of this Agreement, "Competing Transaction" shall mean any of the following involving Joule (other than the Merger and the other transactions contemplated by this Agreement): (i) any merger, consolidation, share exchange, business combination, issuance or purchase of securities or other similar transaction, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of the assets of Joule in a single transaction or series of related transactions; (iii) any tender offer or exchange offer for Joule's securities or the filing of a registration statement under the Securities Act of 1933, as amended, in connection with any such exchange offer; (iv) any solicitation in opposition to approval by the stockholders of Joule of this Agreement; or (v) any announcement of an agreement, proposal, plan or intention to do any of the foregoing, either during the effectiveness of this Agreement or at any time thereafter.

                12. Expenses. All costs and expenses incurred by both parties and the JAC Group in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the

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Merger is consummated; provided, however, that Joule shall pay all such costs and expenses incurred by JAC and the JAC Group, up to a maximum of $375,000, if this Agreement is terminated pursuant to Section 15(c) or 15(d) hereof.

                13. Consents. Each of JAC and Joule shall cooperate, and use commercially reasonable efforts, to make all filings and obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties necessary to consummate the transactions contemplated by this Agreement.

                14. Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of the following conditions:

                (a) Neither of the parties shall be subject to any injunction, order or decree of a court of competent jurisdiction that prohibits the consummation of the Merger; provided, however, that prior to invoking this condition each party agrees to use its commercially reasonable efforts to have any such injunction, order or decree lifted or vacated;

                (b) No statute, rule or regulation shall have been enacted by any governmental authority that prohibits or makes unlawful the consummation of the Merger;

                (c) The funds necessary to complete the Merger and pay related costs and expenses shall be unconditionally available to the Surviving Corporation;

                (d) The Information Statement shall have been mailed to the stockholders of Joule and all required waiting periods related thereto under applicable law shall have expired;

                (e) The Board of Directors of Joule or the Special Committee shall not have withdrawn or materially modified its approval and recommendation of this Merger Agreement or resolved to do so or taken any action having the foregoing effect; and

                (f) This Merger Agreement shall not have been terminated as provided herein.

                15. Termination. (a) This Merger Agreement may be terminated at any time prior to the Effective Time by mutual written consent of Joule and JAC.

                (b) This Merger Agreement may be terminated by Joule or JAC at any time prior to the Effective Time if: (i) The Merger shall not have been consummated on or prior to July 31, 2004 and the Effective Time has not been extended by the parties; provided, however, that the right to terminate this Merger Agreement shall not be available to the party whose failure to fulfill any obligation under this Merger Agreement shall have been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;
(ii) a court of competent jurisdiction shall have issued an injunction order or decree or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Merger and such injunction, order, decree or other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this clause (ii) shall have used commercially reasonable efforts to remove such injunction, order or decree.

                (c) This Merger Agreement may be terminated by Joule or JAC at any time prior to the Effective Time if the Special Committee shall have concluded in good faith, after consultation with legal counsel, that completing the Merger would be inconsistent with the Board of Directors' fiduciary duties under applicable law or the Board of Directors or the Special Committee otherwise withdraws or materially modifies its approval and recommendation of this Merger Agreement.

                (d) This Merger Agreement may be terminated by JAC at any time prior to the Effective Time if Joule takes any of the actions referred to in Section 11(a)(ii) and within ten business days thereafter Joule does not terminate such discussions or negotiations with the Third Party.

                16. Further Assurances. From time to time as and when requested by the Surviving Corporation and to the extent permitted by law, the officers and directors of the Disappearing Corporation and, in the case of actions to be taken after the Effective Time, the officers and directors of the Disappearing Corporation who are last in office prior to the Effective Time, shall execute and deliver such assignments, deeds and other instruments and shall take or cause to be taken such further or other action as shall be necessary in order to consummate the Merger, vest or perfect in or to confirm of record or otherwise to the Surviving Corporation title to, and possession of, all of the assets, rights, privileges, immunities, powers, franchises and interests of the

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Disappearing Corporation in and to every type of property (real, personal and mixed) and chooses in action, and otherwise to carry out the purposes of this Merger Agreement.

                17. Amendment. No amendment to this Merger Agreement shall be made that by law requires the further approval of the stockholders of either Constituent Corporation without obtaining such further approval. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                18. Counterparts. This Merger Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all of which shall be deemed but one and the same instrument.

                19. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first written above.

                                        JOULE INC.

                                        By:    /s/ Bernard G. Clarkin
                                               ---------------------------------
                                        Name:  Bernard G. Clarkin
                                        Title: Vice President, Chief Financial
                                               Officer and Secretary

                                        JAC ACQUISITION COMPANY, INC.

                                        By:    /s/John G. Wellman
                                               ---------------------------------
                                        Name:  John G. Wellman
                                        Title: President